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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 3, 1997


                               AG ASSOCIATES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         California                  0-25862               94-2776181
(STATE OR OTHER JURISDICTION       (COMMISSION           (IRS EMPLOYER
       OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.)


4425 Fortran Drive, San Jose, California                    95134-2300
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



Registrant's telephone number, including area code:  (408) 935-2000



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      ITEM 5.  OTHER EVENTS.

         On June 3, 1997, the registrant issued a press release announcing that Applied Materials, Inc. has made patent infringement allegations against the Registrant and another leading supplier of rapid thermal processing systems. A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AG ASSOCIATES, INC.



      Date:  June 3, 1997                   By: /s/ Arnon Gat
                                               --------------
                                                    Arnon Gat
                                                    Chief Executive Officer



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                                 EXHIBIT INDEX
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

EXHIBIT NO.                       Description
  99                       Press Release dated June 3, 1997.

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